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Exhibit 10.12

                                 HOLOGIC, INC.

                          RESTRICTED STOCK AGREEMENT
                          --------------------------


     AGREEMENT made this 12th day of November 1998, between Hologic, Inc., a Delaware corporation (the "Company"), and S. David Ellenbogen (the "Employee").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Employee is an employee of the Company; and

     WHEREAS, in consideration of the valuable services rendered by the Employee to the Company, the Company desires to award to the Employee 3,000 shares (the "Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), and subject to the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1 - ACQUISITION OF SHARES
---------------------------------


     1.1  Award of Shares.  The Company hereby awards the Shares to the
          ---------------
Employee, subject to the terms and conditions of this Agreement. The Company shall issue to the Employee one or more certificates in the name of the Employee for the number of Shares herein granted.

     1.2  Investment Representations.  The Employee represents, warrants and
          --------------------------
covenants as follows:

          (a) The Employee is acquiring the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.

          (b) The Employee understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;
(iii) in any event, the exemption from registration under Rule 144 will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) the Company has no obligation or current intention to register the Shares under the Securities Act.

ARTICLE 2 - COMPANY REPURCHASE RIGHT
------------------------------------

     2.1  Purchase Option.  In the event that the Employee ceases to be employed
          ---------------
by the Company as a full-time employee for any reason or no reason, with or without cause, prior to November 12, 2000 (the "Vesting Date"), the Company shall have the right and option (the
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"Purchase Option") to purchase from the Employee, for the sum of the par value
($.01) per share (the "Option Price") any or all of the Shares as the Company shall elect. For purposes of this Agreement, employment with the Company shall include employment with a subsidiary of the Company.

     2.2  Exercise of Purchase Option and Closing.
          ---------------------------------------

          (a) The Company may exercise the Purchase Option by delivering or mailing to the Employee (or his estate), in accordance with Section 3.7, written notice of exercise by the later of the Vesting Date or 180 days after the termination of the employment of the Employee with the Company. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the later of the Vesting Date or such 180-day period, the Purchase Option shall automatically terminate effective upon the expiration of the applicable time period.

          (b) Within 10 days after his receipt of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Employee (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Employee or with duly executed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such Shares, the Company shall deliver or mail to the Employee a check in the amount of the aggregate Option Price therefor.

          (c) In the event that the Company elects to exercise its Purchase Option (or its option to purchase the Employee's shares pursuant to Section 2.3(c)), it may do so by cancelling the certificate(s) representing the Shares and depositing the purchase price determined hereunder with the Company's transfer agent or in a bank account for the benefit of Employee, whereupon such Shares shall be, for all purposes, cancelled and neither the Employee nor any transferee shall have any rights as one of its stockholders with respect to such Shares for any purpose, including without limitation dividend and voting rights. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law).

          (d) The Option Price may be payable, at the option of the Company, by cancellation of all or a portion of any outstanding indebtedness of the Employee to the Company or in cash (by check), or both.

     2.3  Restrictions on Transfer.
          ------------------------

          (a) Except as otherwise provided in subsection (b) below, the Employee shall not, prior to the later of the Vesting Date or termination of the Purchase Option, if applicable, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein, unless and until such Shares are no longer subject to the Purchase Option.

          (b) Notwithstanding the foregoing, the Employee may transfer Shares to the Employee's executor, administrator, guardian, conservator or other legal representative; provided, that the Stock held by such authorized transferee shall remain subject to the provisions of this Agreement.

          (c) If any transfer of any of the Shares is made or attempted contrary to the provisions of this Agreement, in addition to any other remedies that the Company may have, the

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Company shall have the right and option to purchase the Shares from the owner thereof or his transferee at any time before or after the transfer at the Option Price, as herein provided.

ARTICLE 3 - MISCELLANEOUS
-------------------------

     3.1  Adjustments for Stock Splits, Stock Dividends, etc.  If from time to
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time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of his ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

     3.2  Withholding Taxes.
          -----------------

          (a) The Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Employee any federal, state or local taxes of any kind required by law to be withheld with respect to the award of the Shares by the Employee.

          (b) If the Employee elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company may require that the Employee, at the time of such election, make an additional payment for withholding tax purposes (or enter into an alternative arrangement to assure such payment) based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Employee.

     3.3  No Rights To Employment.  Nothing contained in this Agreement shall be
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construed as giving the Employee any right to be retained as an employee of the
Company.

     3.4  Waiver; Disposition of Stock.  From time to time the Company may waive
          ----------------------------
its rights hereunder either generally or with respect to one or more specific transfers which have been proposed, attempted or made.

     3.5  Restrictive Legends.  All certificates representing Shares shall have
          -------------------
affixed thereto legends in substantially the following form:

          "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of this certificate (or his predecessor in interest). Such Agreement is available for inspection without charge at the principal executive offices of the corporation."

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

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     3.6  Successors and Assigns; Assignment.  This Agreement shall be binding
          ----------------------------------
upon the parties hereto and their heirs, representatives, successors and assigns. The Company may assign its rights hereunder either generally or from time to time.

     3.7  Notices.  All notices to a party hereto shall be in writing and shall
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be deemed to have been adequately given if delivered in person or mailed, postage pre-paid and registered or certified mail or federal express or other recognized commercial courier service:

     If to the Company:

     Hologic, Inc.
     35 Crosby Drive
     Bedford, Massachusetts 01730
     Attention:  Treasurer


     If to Employee:

     S. David Ellenbogen
     9 Pauline Drive
     Natick, MA 01760



or to such other address as any party may from time to time designate for itself by notice in writing given to the other parties hereto.

     3.8  Amendments.  This Agreement may be amended or modified in whole or in
          ----------
part only by an instrument in writing signed by the Company and the Employee.

     3.9  Entire Agreement.  This Agreement constitutes the entire agreement
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between the parties, and all premises, representations, understandings, warranties and agreements with reference to the subject matter hereof have been expressed herein or in the documents incorporated herein by reference.

     3.10 Applicable Law; Severability.  This Agreement shall be governed by and
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construed and enforced in accordance with Delaware law.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under any such law, that provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of that provision or any other provisions of this Agreement.

     3.11 Counterparts.  This Agreement may be executed in multiple
          ------------
counterparts, each of which shall be deemed in original but all of which together shall constitute one and the same instrument.

     3.12 Effect of Headings.  Any table of contents, title of an article or
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section heading herein contained is for convenience or reference only and shall not affect the meaning of construction of any of the provisions hereof.

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     IN WITNESS WHEREOF, the Employee has hereunto set his hand and the Company has authorized this instrument to be signed by its officers thereunder duly authorized, effective as an instrument under seal.

                             HOLOGIC, INC.



                             By: /s/ Glenn P. Muir
                                 ------------------------------
                                 Name:  Glenn P. Muir
                                 Title: Vice President, Finance



                             EMPLOYEE


                                 /s/ S. David Ellenbogen
                                 ------------------------------
                                 S. David Ellenbogen

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